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                                                                    Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Warren Lichtenstein, Chairman and Chief Executive Officer (Principal Executive Officer) of SL Industries, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                  By: /s/Warren Lichtenstein
                                                      ----------------------
                                                      Warren Lichtenstein
                                                      Chairman of the Board and
                                                      Chief Executive Officer
                                                      Date:  August 11, 2003

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